SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  FORM 8-K / A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 10, 2003


                              MEGO FINANCIAL CORP.
                   -------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              NEW YORK                    1-8645               13-5629885
           (STATE OR OTHER             (COMMISSION            (IRS EMPLOYER
           JURISDICTION OF             FILE NUMBER)          IDENTIFICATION NO.)
              FORMATION)


                   2280 CORPORATE CIRCLE, HENDERSON, NV 89074
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 992-3001



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ITEM 3:  BANKRUPTCY OR RECEIVERSHIP

On July 9, 2003, Mego Financial Corp., doing business as Leisure Industries Corporation of America, (the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") in the United States Bankruptcy Court for the District of Nevada ("the Court") in Reno. The case has been designated as Case No. BKN03-52300 (the "Chapter 11 Case"). The Company expects to present its plan for Debtor in Possession financing to the court by the end of the week.

ITEM 5:  OTHER EVENTS AND REGULATION FD DISCLOSURES

The Chairman of the Board of Directors, Floyd W. Kephart, resigned his position as chairman and director effective June 30, 2003.

FORWARD LOOKING STATEMENTS

This Form 8-K may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of Leisure Industries (Mego Financial) to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference, include, but are not limited to, those discussed in the Management's Discussion and Analysis of Financial Condition and Results of Operations in Mego Financial's Annual Report on Form 10-KT for the year ended December 31, 2001, and in the Form 10-Q for the quarter ended September 30, 2002, and subsequent documents filed by Mego Financial Corp. with the Securities and Exchange Commission.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEGO FINANCIAL CORP.


                                            By:  / s / Michael H. Greco
                                            -----------------------------------
                                            Michael H. Greco
                                            CEO and President

Dated:  July 10, 2003